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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 30, 2002
                        (Date of earliest event reported)


                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                     333-73524                  75-2808384
(State of Incorporation)         (Commission File No.)        (I.R.S. Employer
                                                             Identification No.)


              4000 Horizon Way
                Irving, Texas                                      75063
  (Address of Principal executive offices)                      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000

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Item 5.  Other Events.

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-73524) filed with the Securities and Exchange Commission (the "Commission") on November 16, 2001 (such Registration Statement, as amended to the date hereof, the "Registration Statement"), pursuant to which the Registrant registered $5,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated March 26, 2002 and the related Prospectus Supplement dated July 24, 2002 (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on July 26, 2002, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2002-4 (the "Offered Securities").

     The Registrant is filing this Current Report on Form 8-K to file the supplemental legality opinion of Andrews & Kurth L.L.P. as Exhibit 5.2 to the Registration Statement and the related consent as Exhibit 24.2.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

     (c) Exhibits

         Exhibit No.    Description
         -----------    -----------

                 5.2    Legality Opinion of Andrews & Kurth L.L.P.

                24.2 Consent of Andrews & Kurth L.L.P. (contained in the opinion filed as Exhibit 5.2)







                                     - 2 -

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                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FIRST HORIZON ASSET SECURITIES INC.

July 30, 2002                   By:  /s/ Wade Walker
                                    --------------------------------------------
                                    Wade Walker
                                    Senior Vice President - Asset Securitization